R3 Global Dividend Growth ETF

GDVD

A series of Northern Lights Fund Trust IV

Shares of the Fund are listed and traded on NYSE Arca

Supplement dated April 8, 2024 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Fund dated June 28, 2023, as previously supplemented

On April 4, 2024, the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”), approved Copper Place Global Capital, LLC (“Copper Place”) as the new interim investment adviser to R3 Global Dividend Growth ETF (the “Fund”). R Cubed Capital, Inc., the previous investment adviser to the Fund, assigned its investment advisory agreement with the Fund to Copper Place. Accordingly, all references to “R Cubed Capital, Inc.” in the Prospectus, SAI and Summary Prospectus are removed. The interim investment advisory agreement will continue in effect for a maximum period of 150 days.

The following disclosures replaces the sub-heading Investment Adviser and Portfolio Manager on page 4 of the Prospectus and Summary Prospectus

Investment Adviser: Copper Place Global Capital, LLC.is the Fund’s interim investment adviser.

Portfolio Managers: Cliff Remily, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and Trip Brannen, CFA, Portfolio Manager, serve as the Fund’s co-portfolio managers.

The following disclosures replaces the INVESTMENT ADVISER and PORTFOLIO MANAGERS sections under the MANAGEMENT heading on page 12 of the Prospectus:

INVESTMENT ADVISER: Copper Place Global Capital, LLC., located at 8504 NE 15th Street, Clyde Hill, Washington 98004, is the interim investment adviser for the Fund (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of the date of this Supplement, the Fund is the Adviser’s only client. The Adviser was formed in February 2024.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an interim advisory agreement between the Fund and the Adviser (the “Interim Investment Advisory Agreement”).

The management fee set forth in the Interim Investment Advisory Agreement is 0.88% of the Fund’s average daily net assets to be paid on a monthly basis. Under the Interim Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis for the Board of Trustees’ approval of the Interim Investment Advisory Agreement will be available in the Fund’s next report to shareholders.

PORTFOLIO MANAGERS

Cliff Remily, CFA®, Chief Executive Officer and Chief Investment Officer, founded the Interim Adviser in 2024. Most recently he was a Portfolio Manager at R Cubed Global Capital Inc., where he served as Portfolio Manager to the Fund. Prior to that, he served as a Portfolio Manager at Edge Asset Management, an investment boutique within Principal Global Investors, managing a Global Dividend Fund and an International ADR portfolio. Mr. Remily has been in the investment industry since 2000. Previously, he was an Executive Vice President and Portfolio Manager at PIMCO where he Co-founded the Global Dividend Strategies. Prior to that he was a Managing Director and Portfolio Manager at Thornburg Investment Management where he co-managed over $10 billion. Mr. Remily received an M.B.A. from the University of Southern California, Marshall School of Business and a bachelor’s degree from the University of Washington in Business and International Studies.

Trip Brannen, CFA, Portfolio Manager, founded the Interim Adviser in 2024. Most recently he served as Portfolio Manager of the Fund at R Cubed Global Capital Inc. Mr. Brannen has been in the investment business for 12 years. He started his career in asset management at PIMCO where he worked with Mr. Remily as a part of the Global Equity Income team. Following that he was a Portfolio Manager at Eaton Vance’s quant shop Parametric and a fundamental Equity Analyst covering Industrials and Materials at Principal Global Financial. Mr. Brannen holds a Masters in Computational Finance and Risk Management from the University of Washington, a Bachelors in Mathematics from the University of Tennessee at Chattanooga and is a CFA charter holder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

The following disclosures replaces the INVESTMENT ADVISER section on page 20 of the SAI

Copper Place Global Capital, LLC., 8504 NE 15th Street, Clyde Hill, Washington 98004, serves as the Fund’s interim investment adviser. The Interim Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the oversight of the Board, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs.

Pursuant to an interim investment advisory agreement (the "Interim Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, supervises the portfolio investment operations of the Fund. In general, the Adviser's duties include setting the Fund’s overall investment strategies.

Pursuant to the Interim Advisory Agreement, the Adviser shall act as the investment adviser to the Fund and, as such shall, perform each of the following: (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Interim Advisory Agreement was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on April 4, 2024. A discussion of the matters considered by the Board in connection with the approval of the Advisory Agreement for the Fund will be available in the Fund’s next report to shareholders.

In addition, the Interim Adviser, subject to the oversight of the Board, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assistance in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

The Fund pays an annual management fee (computed daily and payable monthly) of 0.88% of the Fund’s average daily net assets to the Adviser pursuant to the Interim Advisory Agreement. Under the Interim Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Interim Advisory Agreement continues in effect for 150 days from effective date.

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Effective April 18, 2024, R3 Global Dividend Growth ETF’s name will change to “Copper Place Global Dividend Growth ETF.” Accordingly, all references to “R3 Global Dividend Growth ETF.” in the Prospectus, SAI and Summary Prospectus are replaced with “Copper Place Global Dividend Growth ETF.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

You should read this Supplement in conjunction with the Fund's Prospectus, Summary Prospectus and SAI dated June 28, 2023, which provide information that you should know about the Fund before investing. The Fund's Prospectus, SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting CPGCETFs.com or by calling 855-601-0317.